UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 16, 2022

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BTRS HOLDINGS INC.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	001-38947	83-3780685
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1009 Lenox Drive, Suite 101 Lawrenceville, New Jersey (Address of Principal Executive Offices)		08648 (Zip Code)

(609) 235-1010 (Registrant’s telephone number, including area code) N/A (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of exchange on which registered
Class 1 Common Stock, $0.0001 par value per share	BTRS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

On December 16, 2022, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 28, 2022, by and among BTRS Holdings Inc., a Delaware corporation (“Billtrust” or the “Company”), Bullseye FinCo, Inc., a Delaware corporation (“Parent”), and Bullseye Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent is controlled by an affiliate of EQT X Fund (“EQT Private Equity”).

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Class 1 common stock of the Company, $0.0001 par value, and Class 2 common stock of the Company, $0.0001 par value (collectively, “Company Common Stock”) (other than the Rollover Shares (as defined below), and shares of Company Common Stock held by the Company as treasury stock), issued and outstanding immediately prior to the Effective Time (other than dissenting shares) were converted into the right to receive $9.50 in cash, without interest (the “Merger Consideration”).

At the Effective Time:

•	Each stock option to purchase Company Common Stock (whether or not vested) pursuant to a Company equity plan that was outstanding immediately prior to the Effective Time (each, a “Company Stock Option”) automatically vested and was cancelled and converted into the right to receive an amount in cash, without interest, equal to (i) the excess, if any, of the Merger Consideration over the applicable exercise price of such canceled Company Stock Option multiplied by (ii) the number of shares of Company Common Stock subject to such Company Stock Option immediately prior to the Effective Time (and if the exercise price per share for any Company Stock Option was equal to or greater than the Merger Consideration, such Company Stock Option was terminated and cancelled without consideration); and

•	Each restricted stock unit granted pursuant to a Company equity plan (each, a “Company RSU”), other than an Interim RSU (defined below) that was outstanding immediately prior to the Effective Time automatically vested and was cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the Merger Consideration multiplied by (ii) the number of shares of Company Common Stock underlying such Company RSU. Certain Company RSUs that were permitted to be granted between the date of the Merger Agreement and the Effective Time (the “Interim RSUs”) were not vested, cancelled and converted into the right to receive a payment and instead were converted into a cash award equal to the Merger Consideration multiplied by the number of shares of Company Common Stock underlying the Interim RSUs, which cash award will vest and will be paid over an agreed schedule after the Effective Time.

Pursuant to the Rollover and Contribution Agreements that each of Flint A. Lane, FL 2009 GRAT FBO APL, FL 2009 GRAT FBO KML, FL 2009 GRAT FBO TKL and certain entities affiliated with Bain Capital Venture Investors, LLC entered into with Parent, (i) Flint A. Lane contributed 4,619,080 shares of Company Common Stock, (ii) each of FL 2009 GRAT FBO APL, FL 2009 GRAT FBO KML and FL 2009 GRAT FBO TKL contributed 653,289 shares of Company Common Stock, and (iii) certain entities affiliated with Bain Capital Venture Investors, LLC contributed 6,578,947 shares of Company Common Stock (collectively, the “Rollover Shares”), in each case to Bullseye Holdings, LP (to be contributed to Parent thereafter) in exchange for equity interests in Bullseye Holdings, LP.

The foregoing description of the Merger Agreement, the Rollover and Contribution Agreements and the transactions contemplated thereby, including the Merger, does not purport to be complete, and is subject to, and qualified in its entirety by reference to the full text of the Merger Agreement and Rollover and Contribution Agreements, which are filed as Exhibit 2.1, Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 is incorporated by reference into this Item 3.01.

In connection with the consummation of the Merger, Billtrust requested that the Nasdaq Global Select Market (“Nasdaq”) suspend trading of Company Common Stock on Nasdaq and remove Company Common Stock from listing on Nasdaq, in each case, prior to the opening of the market on December 16, 2022. Billtrust also requested that Nasdaq file a notification of removal from listing of Company Common Stock on Form 25 with the SEC.

Billtrust intends to file Form 15 with the SEC to request the deregistration of Company Common Stock under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the suspension of Billtrust’s reporting obligations under Sections 13 and 15(d) of the Exchange Act ten days after the filing of the Form 25.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 2.01, Item 3.01, Item 5.01, Item 5.02 and Item 5.03 is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of Company Common Stock immediately prior to the Effective Time ceased to have any rights as a shareholder of Billtrust other than the right to receive the Merger Consideration pursuant to the Merger Agreement.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Item 2.01, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 is incorporated by reference into this Item 5.01.

As a result of the Merger, a change in control of Billtrust occurred, and Billtrust is now a wholly owned subsidiary of Parent. Parent obtained the funds necessary to fund the Merger through equity financing from certain funds managed by EQT Private Equity and debt financing from Sixth Street Partners, LLC, Owl Rock Capital Advisors LLC and Monroe Capital Management Advisors, LLC.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the Effective Time, in accordance with the Merger Agreement, all of the directors of Billtrust immediately prior to the Effective Time resigned as directors of Billtrust and Sunil Rajasekar was appointed the sole director of Billtrust.

The officers of Billtrust as of immediately prior to the Effective Time will be the officers of Billtrust until such time as they resign or are otherwise removed and their successors are duly appointed.  As contemplated by the Merger Agreement and the other transaction documents, all of the officers of Billtrust resigned immediately following the Effective Time.  Certain individuals were appointed as officers of Billtrust immediately following the Effective Time, including that Steven Pinado was appointed Secretary of Billtrust.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 2.01, Item 3.03, Item 5.01 and Item 5.02 is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company was amended and restated and, as so amended and restated, shall be the certificate of incorporation of the Company until further amended. In addition, the bylaws of Merger Sub in effect at the Effective Time shall be the bylaws of the Company (except that references to the name of Merger Sub shall be replaced by reference to the name of the Company) until thereafter amended. Copies of Billtrust’s amended and restated certificate of incorporation and bylaws are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

On December 16, 2022, Billtrust and EQT Private Equity issued a joint press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of September 27, 2022, by and among BTRS Holdings Inc., Bullseye FinCo, Inc. and Bullseye Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on BTRS Holdings Inc. 8-K (File No. 001-38947) filed on September 28, 2022)* †

10.1	Rollover and Contribution Agreement, dated as of September 27, 2022, by and among Bullseye Holdings, LP, Flint A. Lane, FL 2009 GRAT FBO APL, FL 2009 GRAT FBO KML and FL 2009 GRAT FBO TKL (incorporated by reference to Exhibit 10.3 to the Current Report on BTRS Holdings Inc. 8-K (File No. 001-38947) filed on September 28, 2022).†

10.2	Rollover and Contribution Agreement, dated as of September 27, 2022, by and among Bullseye Holdings, LP and certain entities affiliated with Bain Capital Venture Investors, LLC (incorporated by reference to Exhibit 10.4 to the Current Report on BTRS Holdings Inc. 8-K (File No. 001-38947) filed on September 28, 2022).†

3.1	Amended and Restated Certificate of Incorporation of BTRS Holdings Inc., dated December 16, 2022.

3.2	Amended and Restated Bylaws of BTRS Holdings Inc., dated December 16, 2022.

99.1	Joint Press Release, dated December 16, 2022.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

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*	The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof to the SEC upon request.

†	Certain sensitive personally identifiable information in this exhibit was omitted by means of redacting a portion of the text and replacing it with [***]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BTRS HOLDINGS INC.

By:	/s/ Steven Pinado
	Name:	Steven Pinado
	Title:	Secretary

Date: December 16, 2022